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                          [INTERLAND, INC. LETTERHEAD]


                                 March 28, 2002



Mr. Bryan Heitman
6338 N. Camden Avenue, Apt. 1
Kansas City, MO  64151


Mr. Gabriel Murphy
9228 N. Harrison
Kansas City, MO  64155

                  Re: Amendment to Stock Rights Agreement

Gentlemen:

         I am writing to confirm our agreement amending the Stock Rights Agreement by and among Interland, Inc., Brian Heitman and Gabriel Murphy dated as of February 8, 2002 (the "Stock Rights Agreement"). Our agreement is to amend
Section 3(d) of the Stock Rights Agreement as follows:

         1. Section 3(d) of the Stock Rights Agreement is deleted and the following is substituted in lieu thereof, effective immediately:

                  (d) On the first month anniversary of the Effective Time, and on each monthly anniversary thereafter for the next 16 months, there shall be released from the restrictions of
                  Section 3(a), automatically and without any action on the part of any party hereto, an amount of Common Stock equal to 5.566% of the Common Stock issued to such Stockholder pursuant to the Merger Agreement as of the Effective Time, and on the eighteenth monthly anniversary thereafter, all Common Stock not previously released hereunder shall be released; provided that in the event the employment of such Shareholder with the Company ceases for any or no reason (including, without limitation, voluntarily or involuntarily, with or without cause or by resignation, death, disability or otherwise) then the applicable per month percentage for releasing the restrictions of Section 3(a) shall be 11.112% instead of 5.556%. All Common Stock released from the restrictions of
                  Section 3(a) shall be released for all time and all purposes, notwithstanding


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                                                               Mr. Bryan Heitman
                                                              Mr. Gabriel Murphy
                                                                  March 28, 2002
                                                                          Page 2


                  any previous or subsequent circumstance, event, sale, transfer or disposition including without limitation the exercise of the Put Option Agreement. Mr. Murphy covenants and agrees to use 50% of the proceeds (net of reasonable provisions for federal, state and local taxes and of brokers' fees) of the sale of his Registrable Securities to reduce his obligations under the Promissory Notes (described in Section 3(c)).

         2. If the registration statement referred to in Section 2.1(a) of the Stock Rights Agreement (the "Registration Statement") has not been filed and declared effective by the Securities and Exchange Commission ("SEC") on or before June 8, 2002, then Section 3(d) of the Stock Rights Agreement, as amended by the foregoing paragraph 1, shall be deleted and the following inserted in lieu thereof:

                  (d) On the first month anniversary of the Effective Time, and on each monthly anniversary thereafter for the next 14 months, there shall be released from the restrictions of
                  Section 3(a), automatically and without any action on the part of any party hereto, an amount of Common Stock equal to 6.25% of the Common Stock issued to such Stockholder pursuant to the Merger Agreement as of the Effective Time, and on the sixteenth anniversary thereafter, all Common Stock not previously released hereunder shall be released; provided that in the event the employment of such Shareholder with the Company ceases for any or no reason (including, without limitation, voluntarily or involuntarily, with or without cause or by resignation, death, disability or otherwise) then the applicable per month percentage for releasing the restrictions of Section 3(a) shall be 12.5% instead of 6.25%. All Common Stock released from the restrictions of Section 3(a) shall be released for all time and all purposes, notwithstanding any previous or subsequent circumstance, event, sale, transfer or disposition including without limitation the exercise of the Put Option Agreement. Mr. Murphy covenants and agrees to use 50% of the proceeds (net of reasonable provisions for federal, state and local taxes and of brokers' fees) of the sale of his Registrable Securities to reduce his obligations under the Promissory Notes (described in Section 3(c)).


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                                                               Mr. Bryan Heitman
                                                              Mr. Gabriel Murphy
                                                                  March 28, 2002
                                                                          Page 2


         3. If the Registration Statement has not been filed and declared effective by June 8, 2002, then each of you, and an authorized representation of Interland, Inc., shall meet in good faith to negotiate whether and how you should be made whole. Interland, Inc. shall continue to use its best efforts to cause the Registration Statement to be declared effective by the SEC.

         If this accurately sets forth our agreement, please execute a copy of this letter and return it to me by facsimile (1 copy) and overnight courier (3 copies). I will then send each of you a signed original.


                                        Very truly yours,

                                        INTERLAND, INC.



                                        By: /s/ Allen L. Shulman
                                           -------------------------
                                            Allen L. Shulman



Read and Agreed to:



    /s/ Bryan Heitman
-------------------------
Bryan Heitman



    /s/ Gabriel Murphy
-------------------------
Gabriel Murphy



cc: P. Mitchell Woolery, Esq.
    T. Clark Fitzgerald III, Esq.